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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 29, 2004

AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24497 (Commission File Number)	84-1275621 (I.R.S. Employer Identification No.)
4582 South Ulster Street Parkway, Suite 1100, Denver, CO	80237 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code    (303) 757-8101

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On September 29, 2004, AIMCO Properties, L.P. (the "Operating Partnership") entered into an Exchange Agreement, dated as of September 29, 2004 (the "Exchange Agreement"), by and among Apartment Investment and Management Company (the "Company"), the Operating Partnership and GE Capital Equity Investments, Inc. ("GE"). Pursuant to the Exchange Agreement, on September 30, 2004, the Company issued 2,000,000 shares of its Class X Cumulative Convertible Preferred Stock, $0.01 par value per share (the "Class X Preferred Stock"), to GE in exchange for 2,000,000 shares of the Company's Class N Convertible Cumulative Preferred Stock, $0.01 par value per share (the "Class N Preferred Stock"), previously held by GE. Concurrently with the exchange of the Class X Preferred Stock for the Class N Preferred Stock, the Operating Partnership issued 2,000,000 Class X Partnership Preferred Units (the "Class X Units") to the Company in exchange for an equal number of Class N Partnership Preferred Units (the "Class N Units") previously held by the Company. The Class X Units have economic terms similar to the Class X Preferred Stock. The Exchange Agreement is included as Exhibit 10.1 to this report and incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

        The information set forth under Item 1.01 of this report is incorporated herein by reference.

        The Class X Units were issued in exchange for Class N Units in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof. The terms of the Class X Units are set forth in an amendment to the agreement of limited partnership of the Operating Partnership, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference. Upon any conversion of shares of Class X Preferred Stock into shares of the Company's Class A Common Stock, a number of Class X Units equal to the number of such converted shares of Class X Preferred Stock will be converted into Partnership Common Units of the Operating Partnership. The conversion ratio in effect from time to time for the conversion of Class X Units into Partnership Common Units is equal to, and will automatically be adjusted as necessary to reflect, the conversion ratio in effect from time to time for the Class X Preferred Stock into Common Stock. The initial conversion ratio for the Class X Preferred Stock is 0.4762 shares of Common Stock for each share of Class X Preferred Stock.

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits.

        The following exhibits are filed with this report:

Exhibit Number	Description
4.1	Forty-Third Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of September 30, 2004.
10.1
Exchange Agreement, dated as of September 29, 2004, by and among Apartment Investment and Management Company, AIMCO Properties, L.P. and GE Capital Equity Investments, Inc. (Exhibit 10.1 to the Company's Current Report on Form 8-K, dated September 29, 2004, is incorporated herein by reference).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIMCO PROPERTIES, L.P.
	By:	AIMCO-GP, INC. Its General Partner
Date: October 1, 2004	By:	/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Forty-Third Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of September 30, 2004.
10.1
Exchange Agreement, dated as of September 29, 2004, by and among Apartment Investment and Management Company, AIMCO Properties, L.P. and GE Capital Equity Investments, Inc. (Exhibit 10.1 to the Company's Current Report on Form 8-K, dated September 29, 2004, is incorporated herein by reference).

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SIGNATURE
EXHIBIT INDEX